Supplement to the
Fidelity® Corporate Bond ETF, Fidelity® Investment Grade Bond ETF, Fidelity® Investment Grade Securitized ETF, Fidelity® Limited Term Bond ETF, and Fidelity® Total Bond ETF
December 30, 2025
Prospectus

The following information replaces similar information for Fidelity® Limited Term Bond ETF found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Investing up to 30% of assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
The following information supplements information for Fidelity® Limited Term Bond ETF found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Investing in collateralized loan obligations (CLO).
The following information replaces similar information for Fidelity® Limited Term Bond ETF found in the "Fund Summary" section under the "Principal Investment Risks" heading.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support (such as guarantees) or a maturity-shortening structure (such as demand and put features) for a security can cause the price of a security to decrease.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
CLO tranches can experience substantial losses due to actual and anticipated defaults, as well as aversion to CLO securities as a class.
The following information replaces similar information for Fidelity® Limited Term Bond ETF found in the "Fund Basics" section under the "Principal Investment Strategies" heading.
The Adviser allocates the fund's assets across investment-grade, high yield, and emerging markets debt securities. The Adviser may invest up to 30% of the fund's assets in lower-quality debt securities. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.
The following information supplements information for Fidelity® Limited Term Bond ETF found in the "Fund Basics" section under the "Principal Investment Strategies" heading.
The Adviser may invest in collateralized loan obligations.
The following information supplements information found in the "Fund Basics" section under the "Description of Principal Security Types" heading.
Collateralized loan obligations (CLO) are a type of asset-backed security. A CLO is typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and other expenses. Cash flows from the CLO are split into two or more portions, called tranches, which can vary in risk and yield. A CLO's more senior tranches are partially protected from defaults, typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. More junior tranches offer the potential for higher yield but are more exposed to loss and have lower ratings.
The following information replaces similar information for Fidelity® Limited Term Bond ETF found in the "Fund Basics" section under the "Principal Investment Risks" heading.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Entities providing credit support (such as guarantees) or a maturity-shortening structure (such as demand and put features) also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities and certain types of other securities tend to be particularly sensitive to these changes.
Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.
CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
The following information replaces similar information found in the "Fund Basics" section under the "Other Investment Strategies" heading.
In addition to the principal investment strategies discussed above, the Adviser may invest Fidelity® Investment Grade Bond ETF, Fidelity® Investment Grade Securitized ETF, and Fidelity® Total Bond ETF in collateralized loan obligations.
FIXETF-PSTK-0926-113 1.9887760.113	September 18, 2026